UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                                DECEMBER 19, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                         COMMISSION FILE NUMBER 0-17187


                           LOGIC DEVICES INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        CALIFORNIA                                             94-2893789
-------------------------                               ----------------------
 (State of Incorporation)                                  (IRS Employer
                                                         Identification No.)


                     1320 ORLEANS DRIVE, SUNNYVALE, CA 94089
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (408) 542-5400
              ----------------------------------------------------
              (Registrant's telephone number, including Area Code)

ITEM 4.           CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

On December 19, 2000, LOGIC Devices Incorporated (the Company) notified BDO Seidman, LLP (BDO), the Company's independent accounting firm for the Company's two most recent fiscal years, that it had elected to change accounting firms and, therefore, was dismissing BDO. The reason for the dismissal was based on fee increases and not with respect to any aspect regarding accounting principles.

Neither of BDO's reports on the Company's consolidated financial statements for the fiscal years ended October 1, 2000 and October 3, 1999 contained an adverse opinion nor a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by the audit committee of the Company's board of directors.

There were no disagreements with BDO, whether resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report for either of the Company's two most recent fiscal years.

On December 20, 2000, the Company engaged Hood & Strong LLP (Hood & Strong) as its new independent accounting firm. Neither the Company nor anyone acting on its behalf consulted Hood & Strong regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinions that might be rendered on the Company's consolidated financial statements whereby either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.

The Company has provided a copy of this report to BDO and has requested that BDO furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of this letter is filed as an exhibit to this Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial  Statements:  None.

(b)      Pro Forma Financial Information:  None.

(c)      Exhibits:

              16 Letter of BDO Seidman, LLP required by Item 304(a)(3) of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           LOGIC DEVICES INCORPORATED

Dated:   December 20, 2000               By: /s/ Kimiko Lauris
                                            -------------------------
                                             Kimiko Lauris,
                                             Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit         Description
-------         -----------
16              Letter of BDO Seidman, LLP required by Item 304(a)(3)
                of Regulation S-B.